                                  Exhibit 99.2

 Series 1999-1 Monthly Certificateholders' Statement for the month of April 2002

                                                                   Series 1999-1

                      Monthly Certificateholder's Statement
                          Saks Credit Card Master Trust
                                  Series 1999-1

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1999-1 Supplement, dated as of July 21, 1999 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1999-1 is set forth below:


 Date of the Certificate                                           May 10, 2002
 Monthly Period ending                                           April 30, 2002
 Determination Date                                                May 10, 2002
 Distribution Date                                                 May 15, 2002

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                                                            General
====================================================================================================================================
101   Amortization Period                                                                             Yes                 101
102   Early Amortization Period                                                                       No                  102
103   Class A Investor Amount paid in full                                                            No                  103
104   Class B Investor Amount paid in full                                                            No                  104
105   Collateral Interest Amount paid in full                                                         No                  105
106   Saks Incorporated is the Servicer                                                               Yes                 106

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                                                        Investor Amount
====================================================================================================================================

                                                                                                      as of the end of
                                                                       as of the end of the             the relevant
                                                                       prior Monthly Period            Monthly Period
                                                                       --------------------           ----------------
107   Series 1999-1 Investor Amount                                        $378,375,000     107(a)      $378,375,000      107(b)
108   Class A Investor Amount                                              $280,000,000     108(a)      $280,000,000      108(b)
109   Class B Investor Amount                                              $ 30,275,000     109(a)      $ 30,275,000      109(b)
110   Collateral Interest Amount                                           $ 68,100,000     110(a)      $ 68,100,000      110(b)

111   Series 1999-1 Adjusted Investor Amount                               $378,375,000     111(a)      $259,816,667      111(b)
112   Class A Adjusted Investor Amount                                     $280,000,000     112(a)      $161,441,667      112(b)
113   Principal Account Balance with respect to Class A                    $          -     113(a)      $118,558,333      113(b)
114   Class B Adjusted Investor Amount                                     $ 30,275,000     114(a)      $ 30,275,000      114(b)
115   Principal Account Balance with respect to Class B                    $          -     115(a)                 -      115(b)
116   Collateral Interest Adjusted Amount                                  $ 68,100,000     116(a)      $ 68,100,000      116(b)
117   Principal Account Balance with respect to the Collateral
      Interest                                                             $          -     117(a)                 -      117(b)

118   Class A Certificate Rate                                                                               2.08000%     118
119   Class B Certificate Rate                                                                               2.29000%     119

                                                                                                      as of the end of
                                                                        for the relevant                the relevant
                                                                         Monthly Period                Monthly Period
                                                                        ----------------              ----------------
120   Series 1999-1 Investor Percentage with respect to Finance
      Charge Receivables                                                      30.83%        120(a)        21.73%          120(b)
121   Class A                                                                 22.81%        121(a)        13.50%          121(b)
122   Class B                                                                  2.47%        122(a)         2.53%          122(b)
123   Collateral Interest                                                      5.55%        123(a)         5.70%          123(b)

124   Series 1999-1 Investor Percentage with respect to Principal
      Receivables                                                             32.68%        124(a)        31.65%          124(b)
125   Class A                                                                 24.18%        125(a)        23.42%          125(b)
126   Class B                                                                  2.61%        126(a)         2.53%          126(b)
127   Collateral Interest                                                      5.88%        127(a)         5.70%          127(b)

128   Series 1999-1 Investor Percentage with respect to Allocable
      Amounts                                                                 30.83%        128(a)        21.73%          128(b)
129   Class A                                                                 22.81%        129(a)        13.50%          129(b)
130   Class B                                                                  2.47%        130(a)         2.53%          130(b)
131   Collateral Interest                                                      5.55%        131(a)         5.70%          131(b)

                                                                                                                         Page 1 of 5
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
                                                                                                                 Series 1991-1
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                                             Series 1999-1 Investor Distributions
====================================================================================================================================

132   The sum of the daily allocations of collections of Principal Receivables
      for the relevant Monthly Period                                                                 $                   132
133   Class A distribution of collections of Principal Receivables per $1,000
      of original principal amount                                                                    $                   133
134   Class B distribution of collections of Principal Receivables per $1,000
      of original principal amount                                                                    $          -        134
135   Collateral Interest distribution of collections of Principal Receivables
      per $1,000 of original principal amount                                                         $          -        135
136   Class A distribution attributable to interest per $1,000 of original
      principal amount                                                                                $       1.73        136
137   Class B distribution attributable to interest per $1,000 of original
      principal amount                                                                                $       1.91        137
138   Collateral Interest distribution attributable to interest per $1,000 of
      original principal amount                                                                       $       1.56        138
139   Monthly Servicing Fee for the next succeeding Distribution Date per
      $1,000 of original principal amount                                                             $       1.14        139

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                                           Collections Allocated to Series 1999-1
====================================================================================================================================

140   Series allocation of collections of Principal Receivables                                       $ 73,186,939        140
141    Class A                                                                                        $ 54,158,819        141
142    Class B                                                                                        $  5,855,922        142
143    Collateral Interest                                                                            $ 13,172,198        143

144   Series allocation of collections of Finance Charge Receivables                                  $  6,640,745        144
145    Class A                                                                                        $  4,914,195        145
146    Class B                                                                                        $    531,347        146
147    Collateral Interest                                                                            $  1,195,202        147

      Available Funds
      ---------------
148   Class A Available Funds                                                                         $  5,012,120        148
149   The amount to be withdrawn from the Reserve Account to be included in
      Class A Available funds                                                                         $          -        149
150   Principal Investment Proceeds to be included in Class A Available Funds                         $     91,595        150
151   The amount of investment earnings on amounts held in the Reserve Account
      to be included in Class A Available funds                                                       $      6,330        151

152   Class B Available Funds                                                                         $    531,347        152
153   The amount to be withdrawn from the Reserve Account to be included in
      Class B Available funds                                                                         $          -        153
154   Principal Investment Proceeds to be included in Class B Available Funds                         $          -        154

155   Collateral Interest Available Funds                                                             $  1,195,202        155
156   The amount to be withdrawn from the Reserve Account to be included in
      Collateral Interest Available Funds                                                             $          -        156
157   Principal Investment Proceeds to be included in Collateral Interest
      Available Funds                                                                                 $          -        157

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                                                    Application of Collections
====================================================================================================================================

      Class A
      -------
158   Class A Monthly Interest for the related Distribution Date, plus the
      amount of any Class A Monthly Interest previously due but not paid plus                         $    485,333        158
      any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
159   If Saks Incorporated is no longer the Servicer, an amount equal to Class
      A Servicing fee for the related Distribution Date                                               $          -        159
160   Class A Allocable Amount                                                                        $  1,187,564        160
161   An amount to be included in the Excess Spread                                                   $  3,339,223        161

                                                                                                                         Page 2 of 5
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
                                                                                                                 Series 1999-1

      Class B
      -------
162   Class B Monthly Interest for the related Distribution Date, plus the
      amount of any Class B Monthly Interest previously due but not paid plus                         $     57,775        162
      any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
163   If Saks Incorporated is no longer the Servicer, an amount equal to Class
      B Servicing fee for the related Distribution Date                                               $          -        163
164   An amount to be included in the Excess Spread                                                   $    473,573        164

      Collateral Interest
      -------------------
165   If Saks Incorporated is no longer the Servicer, an amount equal to
      Collateral Interest Servicing fee for the related Distribution Date                             $          -        165
166   An amount to be included in the Excess Spread                                                   $  1,195,202        166

167   Available Excess Spread                                                                         $  5,007,998        167
168   Available Shared Excess Finance Charge Collections                                              $        -          168
169   Total Cash Flow available for Series 1999-1 waterfall                                           $  5,007,998        169

170   Fund any Class A Required Amount                                                                $          -        170
171   Class A Investor Charge Offs which have not been previously reimbursed                          $          -        171
172   Class B Required Amount to the extent attributable to line 162 and line
      163                                                                                             $          -        172
173   Class B Allocable Amount                                                                        $    128,405        173
174   Excess of the Required Reserve Account Amount over the amount held in
      the Reserve Account                                                                             $          -        174
175   An amount equal to any unreimbursed reductions of the Class B Investor
      Amount, if any, due to: (i) Class B Investor Charge Offs; (ii)
      Reallocated Principal Collections; (iii) reallocations of the Class B
      Investor Amount to the Class A Investor Amount                                                  $                   175
176   Collateral Monthly Interest for the related Distribution Date plus
      Collateral Monthly Interest previously due but not paid to holders of
      the Collateral interest plus additional interest                                                $    106,312        176
177   Servicing Fee due for the relevant Monthly Period and not paid above
      plus any amounts previously due but not distributed to the Servicer                             $    433,028        177
178   Collateral Interest Allocable Amount                                                            $    288,832        178
179   Any unreimbursed reductions of the Collateral Interest Amount, if any, due to: (i) Collateral Interest Charge Offs; (ii) Reallocated Principal
      Collections (iii) reallocations of the Collateral Interest Amount to
      the Class A or Class B Investor Amount                                                          $          -        179
180   Excess of the Required Spread Account Amount over the available Spread
      Account Amount                                                                                  $          -        180
181   The aggregate of any other amounts, if any, then due to the Collateral
      Interest Holder                                                                                 $          -        181
182   Shared Excess Finance Charge Collections                                                        $  4,051,421        182

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                                              Determination of Monthly Principal
====================================================================================================================================
183   Available Principal Collections held in the Collection Account                                  $118,558,333        183
184   Available Principal Collections held in the Collection Account (prior to
      inclusion of amounts in line 185)                                                               $ 73,186,939        184
185   Shared Principal Collections allocated to Series 1999-1                                         $ 45,371,394        185
186   Controlled Deposit Amount for the Monthly Period (sum of line 187 and
      line 188)                                                                                       $118,558,333        186
187   Controlled Accumulation Amount for the Monthly Period                                           $          -        187
188   Deficit Controlled Accumulation Amount                                                          $          -        188
189   Principal Collections deposited for the Monthly Period                                          $118,558,333        189

190   Class A Monthly Principal                                                                       $118,558,333        190

191   Class B Monthly Principal (only after payout of Class A or the
      accumulation of the Class A Investor Amount)                                                    $          -        191
192   Available Principal Collections held in the Collection Account less
      portion of such Collections applied to Class A Monthly Principal                                $          -        192
193   Controlled Deposit Amount less Class A Monthly Principal                                        $          -        193

                                                                                                                         Page 3 of 5
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
                                                                                                                 Series 1999-1
194   Collateral Interest Monthly Principal (only after payout of Class A and
      Class B or the accumulation of the Class A and Class B Investor Amount)                         $            -      194
195   Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A and Class B Monthly
      Principal                                                                                       $            -      195
196   Controlled Deposit Amount less Class A and Class B Monthly Principal                            $            -      196

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                                                 Reallocated Principal Collections
====================================================================================================================================

197   Reallocated Principal Collections                                                               $            -      197
198   Collateral Subordinated Principal Collections (to the extent needed to
      fund Required Amounts)                                                                          $            -      198
199   Class B Subordinated Principal Collections (to the extent needed to fund
      Required Amounts)                                                                               $            -      199

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                               Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
====================================================================================================================================
                                                                                %                       Amount
                                                                           ------------               -----------
200   Series 1999-1 Default Amount                                           30.83%         200(a)    $  1,604,801        200(b)
201   Class A Investor Default Amount                                        22.81%         201(a)    $  1,187,564        201(b)
202   Class B Investor Default Amount                                         2.47%         202(a)    $    128,405        202(b)
203   Collateral Interest Default Amount                                      5.55%         203(a)    $    288,832        203(b)

204   Series 1999-1 Adjustment Amount                                                                 $          -        204
205   Class A Adjustment Amount                                                                       $          -        205
206   Class B Adjustment Amount                                                                       $          -        206
207   Collateral Interest Adjustment Amount                                                           $          -        207
208   Series 1999-1 Allocable Amount                                                                  $  1,604,801        208
209   Class A Allocable Amount                                                                        $  1,187,564        209
210   Class B Allocable Amount                                                                        $    128,405        210
211   Collateral Interest Allocable Amount                                                            $    288,832        211

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                                                        Required Amounts
====================================================================================================================================

212   Class A Required Amount                                                                         $          -        212
213   Class A Monthly Interest for current Distribution Date                                          $    485,333        213
214   Class A Monthly Interest previously due but not paid                                            $          -        214
215   Class A Additional Interest for prior Monthly Period or previously due
      but not paid                                                                                    $          -        215
216   Class A Allocable Amount for current Distribution Date                                          $  1,187,564        216
217   Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                          $          -        217
218   Class B Required Amount                                                                         $          -        218
219   Class B Monthly Interest for current Distribution Date                                          $     57,775        219
220   Class B Monthly Interest previously due but not paid                                            $          -        220
221   Class B Additional Interest for prior Monthly Period or previously due
      but not paid                                                                                    $          -        221
222   Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                          $          -        222
223   Excess of Class B Allocable Amount over funds available to make payments                        $          -        223
224   Collateral Interest Required Amount                                                             $          -        224
225   Collateral Monthly Interest for current Distribution Date                                       $    106,312        225
226   Collateral Monthly Interest previously due but not paid                                         $          -        226
227   Collateral Interest Additional Interest for prior Monthly Period or                             $          -        227
228   Collateral Servicing Fee (if Saks Incorporated is no longer the
      Servicer)                                                                                       $          -        228
229   Excess of Collateral Interest Allocable Amount over funds available to
      make payments                                                                                   $          -        229

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                                                 Reduction of Investor Amounts
====================================================================================================================================

      Class A
      -------
230   Class A Investor Amount reduction                                                               $          -        230
231   Class A Investor Charge Off                                                                     $          -        231

      Class B
      -------
232   Class B Investor Amount reduction                                                               $          -        232
233   Class B Investor Charge Off                                                                     $          -        233
234   Reductions of the Class B Investor Amount due to Class A Allocable
      Amount                                                                                          $          -        234
235   Reallocated Principal Collections applied to Class A                                            $          -        235

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
                                                                                                                 Series 1999-1

      Collateral Interest
      -------------------
236   Collateral Interest Amount reduction                                                            $          -        236
237   Collateral Interest Charge Off                                                                  $          -        237
238   Reductions of the Collateral Interest Amount due to Class A and Class B
      Allocable Amounts                                                                               $          -        238
239   Reallocated Principal Collections applied to Class A and Class B                                $          -        239

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                                                           Servicing Fee
====================================================================================================================================

240   Series 1999-1 Servicing Fee                                                                     $    433,028        240
241      Class A Servicing Fee                                                                        $    269,069        241
242      Class B Servicing Fee                                                                        $     50,458        242
243      Collateral Interest Servicing Fee                                                            $    113,500        243

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                                                         Reserve Account
====================================================================================================================================

244   Required Reserve Account Amount                                                                 $  5,675,625        244
245   Reserve Account reinvestment rate                                                                       1.31%       245
246   Reserve Account reinvestment earnings                                                           $      6,330        246
247   Reserve Account balance                                                                         $  5,675,625        247
248   Accumulation Period Length                                                                          3 months        248

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                                                          Excess Spread
====================================================================================================================================

249   Portfolio Yield for Monthly Period (excluding Shared Excess Finance
      Charge Collections from other Series)                                                                  16.28%       249
250   Base Rate for Monthly Period                                                                            4.06%       250
251   Portfolio Yield minus Base Rate for such Monthly Period                                                12.22%       251
252   Three month average of Portfolio Yield minus Base Rate                                                 14.68%       252




      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of May, 2002.

      Saks Incorporated,
       as Servicer

      By  /s/ Scott A. Honnold
          -------------------------------------------
      Name:  Scott A. Honnold
      Title: Vice President and Treasurer
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